Exhibit 23.1




                                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated November 25, 1997 included in Pharmaceutical Resource, Inc.'s Form 10-K for the year ended September 30, 1998 and to all references to our Firm included in this registration statement.



                                                          /s/ARTHUR ANDERSEN LLP

                                                          ARTHUR ANDERSEN LLP



New York, New York
November 23, 1998

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